EXHIBIT 99.3
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                             WESTPOINT STEVENS, INC.

                             Restructuring Proposal

                                  JUNE 1, 2003

THIS SUMMARY IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN. SUCH OFFER OR SOLICITATION WILL ONLY BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. This Summary describes the principal terms of a proposed restructuring of the outstanding indebtedness and liabilities of, and equity interests in, WestPoint Stevens, Inc., a Delaware corporation ("WestPoint"), and some or all of WestPoint's subsidiaries (collectively with WestPoint, the "Company"). Certain of the transactions relating to the reorganization described herein include transactions which may be implemented outside a plan of reorganization for the Company under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code"). PURSUANT TO FEDERAL RULE OF EVIDENCE 408 AND ANY APPLICABLE STATE RULES OF EVIDENCE, THIS SUMMARY, THE TERMS HEREIN, AND ALL NEGOTIATIONS RELATING THERETO SHALL NOT BE ADMISSIBLE INTO EVIDENCE IN ANY PROCEEDING.

Transaction Overview.................   The Company will consummate a
                                        restructuring of the (i) Second Amended
                                        and Restated Credit Agreement, dated as
                                        of June 9, 1998 among WestPoint, certain of its foreign subsidiaries named therein, the Banks named therein (the
                                        "Banks") and Bank of America as
                                        administrative agent for lenders ("BoA")
                                        (the "Senior Credit Facility"), (ii)
                                        Credit Agreement, dated as of June 29,
                                        2001, among WestPoint, Bankers Trust
                                        Company, as administrative agent, and
                                        the lenders thereto (the "Second Lien
                                        Facility"), (iii) $525,000,000 principal amount of 7 ?% Senior Notes due 2005 and
                                        $475,000,000 principal amount of 7 ?%
                                        Senior Notes due 2008 (collectively, the
                                        "Old Notes"), (iv) Loan and Security
                                        Agreement, dated March 28, 2003, among
                                        WPS Receivables Corporation, as
                                        Borrower, WestPoint Stevens Inc., as
                                        Initial Servicer, the lenders party
                                        thereto from time to time, and Congress
                                        Financial Corporation (Southern), as
                                        agent for such lenders (the "Receivables
                                        Facility") and (v) the common stock of
                                        WestPoint (the "Old Common Stock") and
                                        any rights to acquire Old Common Stock
                                        (collectively, the "Restructuring").

Reorganization Implementation........   Implementation will be through a plan of
                                        reorganization for the Company under the Bankruptcy Code (the "Plan").


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Senior Credit Facility...............   The Senior Credit Facility will be
                                        replaced by an exit bank credit facility with terms acceptable to the Standby Purchasers referred to below (the "New Senior Credit Facility") and the Company.

Second Lien Facility ................   Application of the $166.7 million in
                                        cash proceeds received by the Company
                                        from the exercise of the Rights
                                        (described below) will repay and
                                        discharge in full the Second Lien
                                        Facility.

Consideration for Old Notes..........   Holders of the Old Notes will receive an
                                        aggregate of:

                                       o            $175 million principal
                                                    amount of unsecured
                                                    subordinated notes of
                                                    WestPoint ("Junior
                                                    Subordinated Notes") having
                                                    the following basic terms:

                                       -            8% coupon, payable in kind

                                       -            maturity date of 12/31/2009
                                                    for those Junior
                                                    Subordinated Notes received
                                                    in respect of the Old Notes
                                                    due 2005 (representing 52.5%
                                                    of total Junior Subordinated
                                                    Notes)

                                       -            maturity date of 12/31/2012
                                                    for those Junior
                                                    Subordinated Notes received
                                                    in respect of the Old Notes
                                                    due 2008 (representing 47.5%
                                                    of total Junior Subordinated
                                                    Notes)

                                       -            Contractually subordinated
                                                    to the New Senior Credit
                                                    Facility and Senior Secured
                                                    Notes (as defined below);
                                                    and

                                       o            30% of the new common stock
                                                    of WestPoint as of
                                                    consummation of the
                                                    Reorganization ("New Common
                                                    Stock"); and

                                       o            The Rights described below.

Consideration for Other General
Unsecured Creditors..................   To be agreed.


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Consideration for Old Common
Stock and Rights to Acquire
Old Common Stock of
WestPoint............................   None. Each holder of Old Common Stock
                                        and holders of options and any other
                                        right to acquire Old Common Stock will
                                        not receive or retain any proper on
                                        account of such interest.

Rights...............................   Holders of Old Notes have the right to
                                        subscribe in cash for their pro rata
                                        share of the following securities (each
                                        a "Right" and collectively the
                                        "Rights"):

                                       o            $166.7 million of senior
                                                    secured notes of WestPoint
                                                    (the "Senior Secured Notes")
                                                    having the following basic
                                                    terms:

                                       -            8% coupon, payable in cash;

                                       -            due 9/30/2009;

                                       -            secured by a second priority
                                                    lien on substantially all of
                                                    the Company's assets;

                                       -            redeemable at par by
                                                    WestPoint at any time; and

                                       o            70% of the New Common Stock
                                                    of the Company.

                                        Holders who exercise their Rights will
                                        be entitled to receive a payment payable by WestPoint (or, alternatively, by a reduction in the subscription price) equal to 1% of the principal amount of Senior Secured Notes for which they subscribe.

                                        ESL Investments, GSC Partners and Perry
                                        Capital (the "Standby Purchasers"), who
                                        currently own in the aggregate more than 60% of the outstanding principal amount of the Old Notes will provide standby commitments for the exercise of the Rights, whereby they will agree to exercise the Rights received by them and exercise the Rights not exercised by the third party holders of the Old Notes and will be entitled to receive a payment payable by WestPoint (or, alternatively, by a reduction in the subscription price) equal to 2% of the amount of their respective standby commitments. Each of the Standby Purchasers will be entitled to reimbursement by the Company for the reasonable fees and expenses of outside counsel engaged by any or all of the Standby Purchasers in connection with their standby commitments.


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Debtor-In-Possession Financing.......   The Company shall obtain
                                        debtor-in-possession financing in an
                                        amount not to exceed $300 million (the
                                        "DIP Credit Facility").

Registration Rights..................   Certain holders of New Common Stock will
                                        enter into a customary registration
                                        rights agreement providing demand
                                        registration rights and piggyback
                                        registration rights, subject to
                                        customary restrictions.

Chairman/C.E.O.......................   Current Chairman and C.E.O. of WestPoint
                                        will resign as soon as practicable after the entry of a bankruptcy court order approving the financial and other arrangements with respect to his resignation summarized below. The
                                        Standby Purchasers will support the
                                        motion to approve such financial and
                                        other arrangements with respect to the
                                        resignation of the current Chairman and
                                        C.E.O.

                                        From and including the date of such
                                        resignation, the Board will appoint an
                                        interim C.E.O. of WestPoint who shall be reasonably acceptable to the Standby Purchasers. The Standby Purchasers confirm that the Company's current Chief Operating Officer, Chip Fontenot, would be acceptable to them as interim C.E.O.

                                        Two members of the current Board of the
                                        Company and one representative of each
                                        of the Standby Purchasers shall, as soon as practicable, form a search committee (the "Search Committee") to identify and nominate one or more qualified candidates for the position of C.E.O. of WestPoint. As part of the search process, the Search Committee will consider current employees of the Company as well as any other individuals it deems appropriate. Any action or determination by the Search Committee shall require the affirmative vote of a majority of its members. The then current board will select and appoint the new C.E.O. from the nominee or nominees as determined by the Search Committee.

                                        Upon the resignation of the current
                                        Chairman and C.E.O., but only if the
                                        Interim Board (as defined below) shall
                                        have been constituted in accordance with the provisions hereof, he shall be entitled to receive a severance payment of $1 million (payable in cash) and will enter into a separation agreement (as set out below) with WestPoint with a


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                                        term from the date of such resignation
                                        through December 31, 2005, under which
                                        he will be obliged to make himself
                                        available to the Company at the
                                        Company's request.

                                        Under the separation agreement, the
                                        current Chairman and C.E.O. will be
                                        entitled to additional cash payments in
                                        the amounts of $425,000 for the balance
                                        of 2003, $475,000 for 2004 and $475,000
                                        for 2005 (to be paid in equal
                                        semi-monthly installments).

                                        In addition the Company will forgive any monetary obligations owed by HTG Corp. to the Company with respect to any losses reflected in any of the Company's capital account balances arising from the Falcon 2000 jet aircraft transactions.

                                        The current Chairman and C.E.O. shall be entitled to no further payment or benefits whatsoever, other than an amount limited to $50,000 for reimbursement of tax, legal or related costs incurred by him in relation to the Restructuring.

                                        Following his resignation, the current
                                        Chairman and C.E.O. shall receive a
                                        general release from the Company for all claims that the Company may have against him arising out of or in connection with his service as an officer or director of the Company.

Interim Board........................   The board of directors of WestPoint (the
                                        "Board") will take such actions as are
                                        necessary to reconstitute itself such
                                        that at least a majority of its members
                                        are newly-appointed independent
                                        directors acceptable to the Standby
                                        Purchasers (such reconstituted Board,
                                        the "Interim Board"), provided that the
                                        size of the Interim Board will not
                                        exceed 11 members. The reconstitution of the Board will take place as soon as reasonably practical.

New Board............................   Upon consummation of the Plan, the
                                        Interim Board shall be replaced by a new
                                        Board (the "New Board") composed of the
                                        nominees of the Standby Purchasers,
                                        together with the then C.E.O.


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Key Employee Retention...............   The Standby Purchasers will work with
                                        the Company to consider alternatives to
                                        retain key employees during the chapter
                                        11 case and a stock option plan to be
                                        effective after chapter 11. The Company
                                        agrees it shall not implement any such
                                        alternative or stock option plan without the prior approval of the Interim Board.

Modifications........................   Economically neutral modifications shall
                                        be made to address tax, securities law
                                        and other issues arising in or as a
                                        result of the implementation of this
                                        restructuring proposal. Notwithstanding
                                        the foregoing, at the election of the
                                        Standby Purchasers, this restructuring
                                        proposal shall be modified to enhance
                                        the tax efficiencies of the
                                        Restructuring to the Company or to any
                                        of the Standby Purchasers.

Press Releases.......................   All press releases shall be provided to
                                        the Standby Purchasers reasonably in
                                        advance of release for their review and
                                        comment.

Shareholders Agreement...............   Terms to be agreed.

Legal Fees ..........................   WestPoint will reimburse the Standby
                                        Purchasers for all fees of outside legal counsel incurred in connection with this proposal for the Restructuring by wire transfer of immediately available funds to Stroock & Stroock & Lavan as soon as practicable but in no event later than the date of the filing of the petition for relief under chapter 11 of the Bankruptcy Code.

Change of Control ...................   Any acceleration, vesting or similar
                                        change of control rights under
                                        employment, benefit or other arrange-
                                        ments triggered by the consummation of
                                        the Plan shall be waived or otherwise
                                        cancelled under the Plan.

Timing...............................   As soon as practicable.

Conditions...........................   Other than the sections hereof under the
                                        headings "Chairman/C.E.O", "Interim
                                        Board" and "New Board", the
                                        reorganization contemplated herein is
                                        subject to (i) final documentation,
                                        including a chapter 11 plan and
                                        disclosure statement, acceptable to the
                                        relevant parties, (ii) negotiations with the banks, (iii) obtaining appropriate exit financing, and (iv) the limitations and requirements of applicable law.


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